Exhibit 10.1
ASSIGNMENT AND BILL OF SALE

STATE OF TEXAS

COUNTY OF VICTORIA

KNOW ALL MEN BY THESE PRESENTS: THAT for and in consideration of the sum of ONE HUNDRED THOUSAND DOLLARS and No/100 Dollars ($100,000.00.00) and other good and valuable consideration, SNRG Corporation and Texas Gohlke Partners Inc, whose address for the purpose hereof is 1800 St. James Place, Suite 306 Houston, TX 77056 (hereinafter referred to as “Assignor”) do herby assign, transfer, convey and set over unto Rangeford Resources, Inc., whose address is P.O. Box 1365, 851 N Country road 11, Wellington, CO 80549 (hereinafter referred to as Assignee”), subject to the terms and provisions set forth herein, the following:

(a)
All rights, titles, and interests of Assignors, in and to the oil, gas and mineral leases and wells described in Exhibit “A” attached hereto and made a part hereof, the same being one hundred percent Working Interest and not less than the net revenue interest as specified in Exhibit “A”, INSOFAR and ONLY INSOFAR as said leases cover the lands and depths specifically described on said Exhibit “A” in the description of such lease (which oil, gas and mineral lease as so limited in acreage and depth is hereinafter called the “Subject Lease”); and

(b)
All rights, titles and interests of Assignors, if any, in and to all materials, supplies, machinery, equipment, improvements, and other personal property, moveables and fixtures (including, but not limited to), oil and gas production, transferrable seismic data, wellhead equipment, pumping units, flowlines, tanks, buildings, injection facilities, saltwater disposal wells and facilities, compression facilities, gathering systems, and all other wells and equipment, compressor lease agreements, seismic permission agreements, surface leases easements, rights of way, tool yards, and structures located on the Subject Leases or used in connection with the exploration, development, operation, or maintenance thereof

This instrument is made subject to the following items:

1.
THIS ASSIGNMENT AND BILL OF SALE IS MADE BY ASSIGNORS AND ACCEPTED BY ASIGNEE WITHOUT ANY WARRANTY OR REPRESENTATION WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUATORY AS TO TITLE (EXCEPT FOR THE SPECIAL WARRANTY OF TITLE SET FORTH BELOW), DESCRIPTION, QUANTITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO THE MODELS OR SAMPLES OF MATERIALS, OR MERCHANTABILITY OF ANY EQUIPMENT OR ITS FITNESS FOR ANY PURPOSE, OR OTHERWISE.  ASSIGNEE HAS INSPECTED, OR WAIVED ITS RIGHT TO INSPECT THE PROPERTIES FOR ALL PURPOSES AND SATISFIED ITSELF AS TO THEIR PHYSICAL AND ENVIRONEMTNAL CONDITION, BOTH SURFACE AND SUBSURFACE, INCLUDING, BUT NOT LIMITED TO, CONDITIONS SPECIFICALLY RELATED TO THE PERSENCE, RELAEASE, OR DISPOSAL OF HAZARDOUS SUBSTANCES, SOLID WASTES, ASBESTOS, OR OTHER MANAMDE FIBERS OR NATURALLY OCCURING RADIOACTIVE MATERIALS (“NORM”) IN, ON, OR UNDER THE PROPRETIES.  ASSIGNEE IS RELYING SOLELY UPON ITS OWN INSPECTION OF THE PROPERTIES, AND ASSIGNEE SHALL ACCEPT ALL OF THE SAME “AS IS, WHERE IS.”  WITHOUT LIMITATION OF THE FOREGOING, ASSIGNORS MAKE NO WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUATORY, OR OTHERWISE, AS TO THE ACCURACY OR COMPLETEDNESS OF ANY DATA, REPORTS, RECORDS, PROJECTIONS, INFORMATION, OR MATERIALS NOW, HERETOFORE, OR HEREAFTER FURNISHED OR MADE AVAILABLE TO ASIGNEE IN CONNECTION WITH THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, PRICING ASSUMPTIONS OR QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE PROPERTIES OR THE ABILITY OR POTENTIAL OF THE PROPERTIES TO PRODUCE HYDROCARBON OR THE ENVIRONMENTAL CONDITION OF THE PROPERTIES OR ANY OTHER MATERIALS FURNISHED OR MADE AVAILABLE TO ASIGNEE BY ASSIGNORS OR BY ASSIGNORS’ AGENTS OR REPRESENTATIVES. ANY AND ALL SUCH DATA, RECORDS, REPORTS, PROJECTIONS, INFORMATION, AND OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED BY ASSIGNORS OR OTHERWISE MADE AVAILABLE OR DISCLOSED TO ASIGNEE ARE PROVIDED TO ASSIGNEEAS A CONVENICENCE AND SHALL NOT CREATE NOR GIVE RISE TO ANY LIABILITY OF OR AGAINST ASSIGNORS, AND ANY RELIANCE IN OR USE OF THE SAME SHALL BE AT ASSIGNEE’S SOLE RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW.  NOTWITHSTANDING THE ABOVE DISCLAIMER OF WARRANTIES, EACH RESPECTIVE ASSIGNOR WARRANTS AND AGREES TO DEFEND TITLE TO THE ASSIGNED PREMISES AGAINST THE LAWFUL CLAIMS AND DEMANDS OF ALL PERSONS (OTHER THAN AN ASSIGNOR PARTY HERETO) CLAIMING THE SAME OR ANY PART THEREOF BY, THROUGH, OR UNDER SUCH ASSIGNOR, BUT NOT OTHERWISE.

2.
Assignors will deliver all such other and additional instruments, notices, releases and other documents, and will do all such other acts and things, as may be necessary more fully to assure to Assignee or its successors or assigns all of the respective rights and interests herein and hereby granted or intended to be granted in the Subject Lease.

3.
By acceptance of this Assignment and Bill of Sale Assignee agrees to comply with and does hereby assume and agree to perform all express and implied covenants, obligations and reservations contained in the Subject Lease and any other agreements associated with the Subject Lease and shall bear all existing burdens on the Subject Lease.

4.	The provisions hereof should be covenants running with the lands and shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns.

5.
This instrument may be executed in multiple counterparts, each of what shall be deemed an original and the signature acknowledgement pages of the individual counterparts may be combined into one instrument for recordation purposes.

6.
This instrument and the conveyance hereunder is subject to the terms and conditions of all documents of record and documents and agreements made available and or disclosed to Assignee affecting the Subject Leases, properties and including but not limited to the following: N/A

Assignee agrees to assume all obligations and liabilities set forth and incurred under all of such documents and agreements.

Balance of this page left intentionally blank.

7.	IN WITNESS WHEREOF this instrument is dated June 10, 2009, is executed by the parties hereto as of the dates of their respective acknowledgements.

SNRG CORPORATION

BY:  /s/ D. Elroy Fimrite

THE STATE OF TEXAS                                               }
CITY AND COUNTY OF HARRIS                              }

Acknowledged before me on this 12 day of June, 2009 by D. Elroy Fimrite, as Agent and Attorney in Fact for SNRG Corporation, a Nevada corporation, on behalf of said corporation.

My commission expires:
3-16-2013	/s/ Diane R. Lara
Notary Public, State of Texas

Diane R. Lara
Notary’s Printed Name

TEXAS GOHLKE PARTNERS, INC.

BY:  /s/ D. Elroy Fimrite

THE STATE OF TEXAS                                               }
CITY AND COUNTY OF HARRIS                              }

Acknowledged before me on this 12 day of June, 2009 by D. Elroy Fimrite, as Agent and Attorney in Fact for Texas Gohlke Partners, Inc., a Texas corporation, on behalf of said corporation.

My commission expires:
3-16-2013	/s/ Diane R. Lara
Notary Public, State of Texas

Diane R. Lara
Notary’s Printed Name

Rangeford Resources, Inc.

BY: /s/ Ronald A. Davis
Authorized Signatory

THE STATE OF FLORIDA                                                                                     }
CITY AND COUNTY OF INDIAN RIVER                                                            }

Acknowledged before me on this 12th day of June, 2009 by Ronald Alan Davis, as Agent and Attorney in Fact for Rangeford Resources, Inc, a Nevada corporation, on behalf of said corporation.

My commission expires:
November 28, 2012	/s/ Marcia Eyberse
Notary Public, State of Florida

Marcia Eyberse
Notary’s Printed Name

Schedule “A”

LEASE#: 00669

LEASE DATE: June 3rd, 1947

LESSOR: M.G Hensley and Ella E Hensley

LESSEE: A. L. Ballard

RECORDED: Vol. 215 Page 637 of the Deed Records of Victoria County Texas

DESCRIPTION:

TRACT NUMBER ONE: 189.6 acres, more or less, comprising tracts of 94 acres and 95.6 acres in IRR Co. Survey 8, Abstract 439, being more particularly described in oil and mineral lease executed by M.G. Hensley et ux to J.B. Moore dated December 3, 1937, recorded in Vol. 160, page 318, Deed Records of Victoria County Texas, to which reference is here made. And also being the same land described in and covered by Oil & Gas Lease, dated February 13, 1943, and executed by M.G. Hensley and wife, Ella E. Hensley in favor (of) The Texas Company and recorded in Vol. 189, page 316 of the Deed Records of Victoria County, Texas, and reference is here made to the two above leases and the records thereof for all purposes, and

TRACT NUMBER TWO: 43.348 acres of land, more or less, out of IRR Co. Survey 8 Abstract 439, being the same land conveyed to M.G. Hensley by deed dated June 15th, 1939 and executed by J.M Hensley et al of recorded in Vol. 167, page 483, et seq. of the deed records of Victoria County, Texas, to which deed and the record thereof reference is here made for a description of metes and bounds of the 43.348 acre tract, and

THEREFORE; Containing in all 232.948 acres, more or less, insofar and only insofar as lease covers those depths from the surface down to 100” below the base of the lithologic unit represented as occurring between 8,165’ and 8,195’ on the electric log in Humble well #4 located on the Elise Rosenfelder oil, gas and mineral lease as recorded in Volume 237 at page 258, records of Victoria County, Texas.